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                                 EXHIBIT 10.72

                    PORTIONS OF THIS EXHIBIT HAVE BEEN FILED
                     CONFIDENTIALLY PURSUANT TO RULE 24b-2
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                                                                  EXHIBIT 10.72


  AMENDMENT NO. 2 TO USABC AND ENERGY CONVERSION DEVICES, INC./OVONIC BATTERY
     COMPANY, INC. DEVELOPMENT AGREEMENT UNDER PRIME COOPERATIVE AGREEMENT
                             NO. DE-FC02-91CE50336


This Amendment is effective the latter of the date of DOE approval or the date of last signature by the parties hereto, and is by and between United States Advance Battery Consortium, a general partnership organized under the laws of the State of Michigan (USABC) and, collectively, Energy Conversion Devices, Inc., a Delaware Corporation (ECD) and Ovonic Battery Company, Inc., a Delaware Corporation (OBC), with ECD and OBC being one party to this Agreement and hereafter collectively referred to as "ECD/OBC".

USABC and ECD/OBC have entered into a Development Agreement for Nickel Metal Hydride Electric Vehicle batteries, dated May 4, 1992, that covers an anticipated 38 month program, extended by Amendment No. 1 to add 16 months for work on the Phase IV development program as described therein. It is mutually agreed by and between the parties thereto, USABC and ECD/OBC, to amend each indicated Article and Appendix of the Development Agreement and confirm the Agreement as follows:

(1)     Article II, Statement of Work and Deliverables, is amended as follows:

        Add: Art. 2.3 Appendix A-2, Statement of Work, January 16, 1996, is hereby incorporated by reference. ECD/OBC agrees to perform the tasks and provide deliverables on the schedule specified in the Statement of Work, Appendix A-2, and agrees to use its best efforts to meet and attempt to exceed the technical goals of the program. It is agreed that items delivered under this contract are delivered for experimental use only. This Art. 2.3 applies only to Appendix A-2; Articles 2.1 and 2.2 herein do not apply to Appendix A-2.

(2)     Amend Article III, Funding, Costs, and Recoupment, as follows:

        The fixed price limitation in 3.1 is changed to              .

        Add Article 3.6 as follows:

        3.6. The following payment and continuation/termination provisions apply to the work authorized in Appendix A-2. Costs will be reported and invoice to USABC/DOE in the same format previously set forth in this Agreement.

        3.6.1.  ECD/OBC will receive payment not to exceed
                   as soon as administratively possible upon receipt of invoices for actual costs incurred by ECD/OBC in the performance of work described in Appendix A-2 subsequent to October 31, 1995. Upon receipt of the Phase IV A deliverables described in Appendix A-2, and receipt of invoices for actual costs incurred by ECD/OBC for work thereon, ECD/OBC will receive a second

                                                   OMITTED INFORMATION FILED
                                                 SEPARATELY WITH THE COMMISSION
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        payment not to exceed           which payment shall constitute
        full and final settlement of all obligations of USABC and DOE with respect to all work performed under Appendix A-1 (Phase IV Statement of Work incorporated into the Agreement under Addendum I to Amendment 1) and work associated with the production of Phase IV A deliverables.

        3.6.2 USABC will, upon receipt of Phase IV A deliverables, issue notice
        to                                                  .  If warranted
                 USABC will, not later than  the close of business on
        Phase IV B deliverables.              ECD/OBC                         .
        If notified to proceed, payment of not-to-exceed               will be
        made to ECD/OBC on the basis of costs incurred to produce the Phase IV B deliverables. That payment will be payable by USABC on the date Phase IV B and related cost invoices are delivered and submitted, will be actually paid as soon as administratively possible thereafter, and shall constitute full and final settlement of all contractual obligations of USABC and DOE in respect of Phase IV B deliverables. If requested by ECD/OBC and supported by actual cost invoices in proper form, progress payments will be made to ECD/OBC as of
                        and,                .


        3.6.3  After the date of delivery of the Phase IV B
        deliverables,            payment of not to exceed                 will
        be made to ECD/OBC on the basis of costs incurred to produce the Phase IV C Deliverables and that payment will be payable by USABC on the date Phase IV C and related cost invoices are delivered and submitted, and will be actually paid as soon as administratively possible thereafter. That payment shall constitute full and final settlement of all contractual obligations of USABC and DOE as of the date of Phase IV C delivery. If requested by ECD/OBC and supported by an actual cost invoice in proper form, a progress payment will be made to ECD/OBC as
        of                                            .

(3.)     The total contract price is                 in order to reimburse
ECD/OBC for                                                 in-vehicle testing
of Phase III deliverables, as specified in Appendix A-2, Phase IV D.
Reimbursement to ECD/OBC of not to exceed        will be made upon completion
of work and submission of appropriate invoices.


                                                  OMITTED INFORMATION FILED
                                                SEPARATELY WITH THE COMMISSION




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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their respective authorized representatives.


Ovonic Battery Company, Inc.

By:/s/  Subhash K. Dhar
   -------------------------------
Title: PRESIDENT & COO
      ----------------------------
Date: MARCH 4, 1996
     -----------------------------

Energy Conversion Devices, Inc.

By:/s/ Stanford R. Ovshinsky
   -------------------------------
Title: PRESIDENT & CEO
      ----------------------------
Date: FEBRUARY 26, 1996
     -----------------------------

United States Advanced Battery Consortium

By:/s/ Robert L. Davis
   -------------------------------
Title: USABC CHAIRMAN
      ----------------------------
Date: MARCH 8, 1996
     -----------------------------